[Scudder Investments logo]

Scudder Growth and Income Fund

Class AARP and Class S Shares

Annual Report

September 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder Growth and Income Fund	Ticker Symbol	Fund Number
Class AARP	ACDGX	164
Class S	SCDGX	064

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

In our view, the rebuilding of confidence in the domestic equity market will be a gradual, long-term process. While these are tough times, the fact that the US economy is in fundamentally much better shape than it was during much of the 1970s - the last time stocks had a prolonged slump - gives us confidence that a new era of growth will emerge. In our view, mutual funds such as Scudder Growth and Income Fund, a disciplined large-cap core fund, provide a good cornerstone for an equity portfolio.

We believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. We stick to our investment strategy because we believe that over the long term this research-driven process enables us to select stocks with solid growth potential.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President, Scudder Growth and Income Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary September 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder Growth and Income Fund - Class S	-19.91%	-12.88%	-6.77%	6.23%
S&P 500 Index+	-20.49%	-12.89%	-1.63%	9.00%

	1-Year	Life of Class*
Scudder Growth and Income Fund - Class AARP	-19.90%	-20.88%
S&P 500 Index+	-20.49%	-24.77%

Sources: Lipper, Inc. and Deutsche Asset Management

* On August 14, 2000, the Fund commenced offering Class AARP shares. Index returns begin August 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/02	$ 15.18	$ 15.17
9/30/01	$ 19.08	$ 19.08
Distribution Information: Twelve Months: Income Dividends	$ .13	$ .13

Class S Lipper Rankings - Large-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	367	of	909	41
3-Year	320	of	699	46
5-Year	399	of	441	91
10-Year	111	of	142	78

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Growth and Income Fund - Class S [] S&P 500 Index+

Yearly periods ended September 30

Comparative Results
Scudder Growth and Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,009	$6,613	$7,044	$18,294
	Average annual total return	-19.91%	-12.88%	-6.77%	6.23%
S&P 500 Index+	Growth of $10,000	$7,951	$6,610	$9,212	$23,666
	Average annual total return	-20.49%	-12.89%	-1.63%	9.00%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Growth and Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth and Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kathleen Millard

CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1991 and the fund in 1991.

Head of global portfolio selection team for US Large Cap Core Equity: New York.

Over 19 years of investment industry experience.

BA, Princeton University.

Gregory Adams

CFA, Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 1999.

Over 14 years of investment industry experience.

Previously managed Chase Vista Growth & Income Fund, Chase Vista Large Cap Equity Fund, Chase Vista Balanced Fund and other equity portfolios for Chase Asset Management.

BS, Wharton Business School, University of Pennsylvania.

Andrew Brudenell

CFA, Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1997 and the fund in 2002.

Portfolio Manager for US Large Cap Core Equity: New York.

MS, London School of Economics.

In the following interview, Lead Portfolio Manager Kathleen Millard, along with Portfolio Managers Gregory S. Adams and Andrew Brudenell, discuss Scudder Growth and Income Fund's strategy and the market environment during the 12-month period ended September 30, 2002.

Q: The stock market encountered a rocky environment during the past year. What factors have led to the most recent leg of the downturn?

A: Stock prices were hit by a confluence of harmful events. Most importantly, in our opinion, corporate earnings came under substantial pressure. Profits for US corporations have fallen dramatically. Lacking evidence that earnings will stage a quick rebound, investors were unwilling to buy stocks. Even after declines, many viewed the market as expensive compared with historical levels.

Investors were also discouraged by the failure of the US economy to stage a meaningful recovery. Economic growth rebounded more quickly than expected in the months immediately following the September 11 terrorist attacks. Investors therefore bid up stock prices in anticipation that the worst of the downturn was over. However, this left the market vulnerable when the economy subsequently lost steam in the summer months. The failure of a recovery to materialize as expected proved to be a negative for stock prices throughout the third calendar quarter.

Additionally, accounting scandals at large corporations, such as Enron and WorldCom, shook investors' faith in the accuracy of earnings results. And of course, continued geopolitical instability and the threat of US military action in Iraq kept the markets on edge.

Q: How did the fund perform in this difficult period?

A: The fund's Class S shares total return declined 19.91 percent for the 12 months ended September 30, 2002. This return was somewhat better than the 20.49 percent loss of the fund's benchmark, the S&P 500 Index. The S&P 500 Index is an unmanaged group of stocks generally representative of the US stock market. The fund also finished in the top half of its Lipper peer group (Large Cap Core Funds) in both the one- and three-year periods.1 The three-year number now incorporates virtually all of the time we have been managing the fund. We assumed management of the fund in October 1999. (Standardized performance can be found on page 4.)The fund's Class A shares total return declined 20.11 percent (unadjusted for sales charges) for the 12 months ended September 30, 2002. This return was somewhat better than the 20.49 percent loss of the fund's unmanaged benchmark, the S&P 500 Index. The S&P 500 Index is an unmanaged group of stocks generally representative of the US stock market. The fund also finished in the top half of its Lipper peer group (Large Cap Core Funds) for the one-year period ended September 30, 2002.1 (Standardized performance can be found on page 4.)

1 Class S shares ranked 367, 320, 399 and 111 for the 1-, 3-, 5- and 10-year periods ending September 30, 2002 in Lipper's Large Cap Core Fund category for those periods based upon total return. There were 909, 699, 441 and 142 funds, respectively, in that category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of September 30, 2002. 1 Class A shares (unadjusted for sales charges) ranked 389 and 353 for the 1- and 3-year periods ending September 30, 2002 in Lipper's Large Cap Core Fund category for those periods, based upon total return. There were 909 and 699 funds for the 1- and 3-year periods in that category. Performance includes reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of September 30, 2002.

The past year was exceptionally difficult, even for long-term investors. However, we believe that by achieving our two primary goals - beating the fund's benchmark and achieving a good ranking among its Lipper peer group - we've successfully illustrated the potential benefits of the fund's disciplined approach to investing.The past year was exceptionally difficult, even for long-term investors. However, we believe that by achieving our two primary goals - beating the fund's benchmark and achieving a good ranking among its Lipper peer group - we've successfully illustrated the potential benefits of the fund's disciplined approach to investing.

Q: Will you review the fund's investment approach and explain how it has helped you navigate the weak market environment?

A: We continue to employ a three-step investment process. It focuses on company fundamentals, stock valuations and risk management. This multistep process is designed to help us find companies whose fundamentals are improving but whose strengths are not yet reflected in their stock prices. We feel that over time, this research-driven approach will enable the fund to attain a high "batting average" by separating the market's winning stocks from its losers.

Our investment process includes the close inspection of the financial health of the companies the fund holds, and those we might consider adding to the fund's holdings. This emphasis on fundamentals was particularly important as corporate accounting practices were questioned. As part of our analysis of individual companies, we give a particularly close look to free cash flow. This figure is harder for corporate managers to manipulate than the more commonly used earnings per share figure. In addition, we frequently meet with company management. This helps us ensure that managements' future projections are consistent with the results their companies have delivered in the past.

Of course, there is no guarantee that the companies the fund holds will not produce an unpleasant surprise. However, this aspect of our investment methodology has helped the fund steer clear of many of the "land mines" that plagued the market in 2002. This helped performance during a challenging period.

Q: What factors helped the fund's performance compared with the benchmark?

A: Good stock selection within the ailing technology sector helped the fund relative to its benchmark. A large number of technology companies continued to suffer from dramatic losses in their share prices this year. Our focus on fundamental research helped the fund avoid the worst of these blowups. At the same time, it helped direct us to stocks that generally performed better on a relative basis. Examples of holdings that produced strong performance compared with the rest of the sector are Dell, Lexmark, Intuit and Electronic Arts. As a group, they were better able to withstand the headwinds that have been hurting the technology sector as a whole.

Relative performance was also boosted by holdings in the utilities sector. Here, the fund's focus on plain-vanilla electric utilities (such as Exelon) - and concurrent avoidance of the poor-performing diversified utilities (such as Enron) - helped substantially. The fund also added value in the industrials sector. In this area, Lockheed Martin, United Technologies, 3M Co., and Union Pacific posted strong relative performance. (As of September 30, 2002, Exelon was not held in the portfolio.)

Q: What elements of the fund's positioning hurt performance?

A: The most important detractor to performance was our stock selection within the health care area. An example was the fund's investment in the managed health care company CIGNA, which trailed other service-oriented health care companies. Additionally, the fund was hurt on an absolute basis by the sharp decline in pharmaceuticals. Performance was also impaired by investments in AT&T Wireless within the telecommunication services sector. Within financials, Household International and Morgan Stanley were key detractors. (As of September 30, 2002, Household International was not held in the Portfolio.)

Q: What is your outlook for the US stock market in the months ahead?

A: We expect that the months ahead will bring more challenges to investors. We believe the stock market is not yet out of the woods with respect to earnings, the economy and geopolitical issues. However, we believe the sharp decline in the market over the past two-plus years has created opportunities. Many stocks have fallen to what we believe are extreme lows. For instance, we are finding a number of stocks - particularly in the technology sector - that are still making money but whose total stock capitalization is only one to two times higher than the cash on their balance sheets. This may present opportunities for the fund to pick up good companies that we believe are trading at bargain prices.

As a result, our view is that the current period may offer intriguing opportunities for long-term investors. We therefore encourage those who have held on through the nearly three-year-old bear market to remain patient and maintain their long-term perspective in the likely event that the market encounters additional challenges in the months ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Financials	19%	20%
Information Technology	16%	14%
Health Care	14%	17%
Consumer Discretionary	14%	13%
Industrials	13%	9%
Consumer Staples	10%	8%
Energy	7%	7%
Materials	4%	3%
Telecommunication Services	2%	8%
Other	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2002 (32.2% of Portfolio)
1. Bank of America Corp. Provider of commercial banking services	4.4%
2. Johnson & Johnson Provider of health care products	4.3%
3. Microsoft Corp. Developer of computer software	3.6%
4. Exxon Mobil Corp. Explorer and producer of oil and gas	3.1%
5. General Electric Co. Industrial conglomerate	2.9%
6. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.9%
7. Citigroup, Inc. Provider of diversified financial services	2.9%
8. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.8%
9. 3M Co. Manufacturer and provider of various services and equipment	2.7%
10. Bank One Corp. Provider of consumer and commercial banking services	2.6%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 98.6%
Consumer Discretionary 13.5%
Hotel Restaurants & Leisure 2.0%
MGM Mirage, Inc.*	1,879,800	70,116,540
YUM! Brands, Inc.*	864,800	23,963,608
		94,080,148
Media 5.8%
AOL Time Warner, Inc.*	3,866,700	45,240,390
Gannett Co., Inc.	1,101,000	79,470,180
McGraw-Hill, Inc.	1,452,000	88,891,440
Viacom, Inc. "B"*	1,236,900	50,156,295
		263,758,305
Multiline Retail 2.5%
Target Corp.	1,457,400	43,022,448
Wal-Mart Stores, Inc.	1,470,500	72,407,420
		115,429,868
Specialty Retail 2.4%
Home Depot, Inc.	1,454,700	37,967,670
Staples, Inc.*	5,743,900	73,464,481
		111,432,151
Textiles, Apparel & Luxury Goods 0.8%
NIKE, Inc. "B"	844,200	36,452,556
Consumer Staples 10.0%
Beverages 3.2%
Anheuser-Busch Companies, Inc.	2,035,500	102,996,300
PepsiCo, Inc.	1,240,400	45,832,780
		148,829,080
Food & Drug Retailing 1.3%
Albertson's, Inc.	2,442,500	59,010,800
Food Products 1.6%
ConAgra Foods, Inc.	2,934,500	72,922,325
Household Products 1.6%
Clorox Co.	1,844,400	74,107,992
Personal Products 2.3%
Avon Products, Inc.	2,238,900	103,213,290
Energy 6.7%
Oil & Gas
ChevronTexaco Corp.	968,975	67,101,519
Exxon Mobil Corp.	4,495,438	143,404,472
Royal Dutch Petroleum Co. (New York shares)	1,160,500	46,617,285
TotalFinaElf SA	373,164	49,054,298
		306,177,574
Financials 19.3%
Banks 8.5%
Bank of America Corp.	3,201,700	204,268,460
Bank One Corp.	3,143,100	117,551,940
Comerica, Inc.	920,000	44,362,400
National City Corp.	902,800	25,756,884
		391,939,684
Diversified Financials 7.2%
Citigroup, Inc.	4,495,299	133,285,615
Fannie Mae	1,342,675	79,942,870
Lehman Brothers Holdings, Inc.	1,184,100	58,080,105
Morgan Stanley	1,693,300	57,369,004
		328,677,594
Insurance 3.6%
AMBAC Financial Group, Inc.	895,100	48,236,939
American International Group, Inc.	1,200,150	65,648,205
Marsh & McLennan Companies, Inc.	1,252,900	52,170,756
		166,055,900
Health Care 13.8%
Health Care Equipment & Supplies 2.2%
Biomet, Inc.	1,382,500	36,815,975
Guidant Corp.*	2,045,100	66,077,181
		102,893,156
Health Care Providers & Services 2.9%
CIGNA Corp.	628,200	44,445,150
McKesson Corp.	1,294,300	36,667,519
Tenet Healthcare Corp.*	1,019,600	50,470,200
		131,582,869
Pharmaceuticals 8.7%
Johnson & Johnson	3,632,300	196,434,784
Merck & Co., Inc.	907,300	41,472,683
Pfizer, Inc.	4,627,100	134,278,442
Wyeth	887,500	28,222,500
		400,408,409
Industrials 12.6%
Aerospace & Defense 4.0%
Lockheed Martin Corp.	888,700	57,472,229
United Technologies Corp.	2,240,100	126,543,249
		184,015,478
Commercial Services & Supplies 0.8%
Sabre Holdings Corp.*	1,797,100	34,773,885
Industrial Conglomerates 5.6%
3M Co.	1,124,800	123,694,255
General Electric Co.	5,465,300	134,719,645
		258,413,900
Machinery 1.4%
Illinois Tool Works, Inc.	1,118,000	65,212,940
Road & Rail 0.8%
Union Pacific Corp.	660,400	38,217,348
Information Technology 15.4%
Communications Equipment 2.1%
Cisco Systems, Inc.*	5,043,100	52,851,688
Nokia Oyj (ADR)	3,298,600	43,706,450
		96,558,138
Computers & Peripherals 3.6%
Dell Computer Corp.*	2,468,400	58,056,768
International Business Machines Corp.	1,087,100	63,475,769
Lexmark International, Inc.*	966,600	45,430,200
		166,962,737
IT Consulting & Services 1.0%
SunGard Data Systems, Inc.*	2,302,100	44,775,845
Semiconductor Equipment & Products 1.7%
Intel Corp.	2,376,850	33,014,447
Texas Instruments, Inc.	2,932,500	43,313,025
		76,327,472
Software 7.0%
Electronic Arts, Inc.*	855,400	56,422,184
Intuit, Inc.*	1,370,500	62,398,865
Microsoft Corp.*	3,795,900	165,842,871
Oracle Corp.*	4,726,100	37,147,146
		321,811,066
Materials 3.6%
Chemicals 1.8%
Dow Chemical Co.	2,930,300	80,026,493
Paper & Forest Products 1.8%
International Paper Co.	2,516,700	84,032,613
Telecommunication Services 2.1%
Diversified Telecommunication Services 1.5%
SBC Communications, Inc.	1,557,040	31,296,504
Verizon Communications, Inc.	1,373,790	37,696,798
		68,993,302
Wireless Telecommunication Services 0.6%
AT&T Wireless Services, Inc.*	6,757,300	27,840,076
Utilities 1.6%
Electric Utilities
Edison International*	1,835,800	18,358,000
FirstEnergy Corp.	873,700	26,114,893
FPL Group, Inc.	509,800	27,427,240
		71,900,133
Total Common Stocks (Cost $5,177,853,484)		4,526,833,127

Cash Equivalents 1.4%
Scudder Cash Management QP Trust, 1.90% (b) (Cost $63,883,949)	63,883,949	63,883,949
Total Investment Portfolio - 100.0% (Cost $5,241,737,433) (a)		4,590,717,076

* Non-income producing security.
(a) The cost for federal income tax purposes was $5,282,828,049. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $692,110,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $314,240,589 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,006,351,562.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $5,241,737,433)	$ 4,590,717,076
Cash	10,000
Receivable for investments sold	18,815,636
Dividends receivable	3,738,201
Receivable for Fund shares sold	1,514,188
Foreign taxes recoverable	361,971
Total assets	4,615,157,072
Liabilities
Payable for investments purchased	6,965,119
Payable for Fund shares redeemed	17,710,804
Accrued management fee	1,820,856
Other accrued expenses and payables	1,194,515
Total liabilities	27,691,294
Net assets, at value	$ 4,587,465,778
Net Assets
Net assets consist of: Undistributed net investment income	1,048,011
Net unrealized appreciation (depreciation) on: Investments	(651,020,357)
Foreign currency related transactions	14,402
Accumulated net realized gain (loss)	(424,818,926)
Paid-in capital	5,662,242,648
Net assets, at value	$ 4,587,465,778

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($2,337,881,535 / 154,044,232 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.18
Class S Net Asset Value, offering and redemption price per share ($2,218,198,284 / 146,176,659 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.17
Class A Net Asset Value and redemption price per share ($17,988,967 / 1,191,064 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.10
Maximum offering price per share (100 / 94.25 of $15.10)	$ 16.02
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($10,261,208 / 682,633 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.03
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,134,920 / 208,568 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.03
Institutional Class Net Asset Value, offering and redemption price per share ($864 / 56.95 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.17

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $795,327)	$ 91,532,365
Interest	2,055,763
Total Income	93,588,128
Expenses: Management fee	29,034,864
Administrative fee	19,374,375
Distribution service fees	226,559
Trustees' fees and expenses	133,312
Other	214,038
Total expenses, before expense reductions	48,983,148
Expense reductions	(1,928)
Total expenses, after expense reductions	48,981,220
Net investment income (loss)	44,606,908
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(263,764,139)
Foreign currency related transactions	(118,040)
(263,882,179)
Net unrealized appreciation (depreciation) on: Investments	(916,110,414)
Foreign currency related transactions	52,644
(916,057,770)
Net gain (loss) on investment transactions	(1,179,939,949)
Net increase (decrease) in net assets resulting from operations	$ (1,135,333,041)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income (loss)	$ 44,606,908	$ 66,287,387
Net realized gain (loss) on investment transactions	(263,882,179)	(28,348,172)
Net unrealized appreciation (depreciation) on investment transactions during the period	(916,057,770)	(2,441,476,811)
Net increase (decrease) in net assets resulting from operations	(1,135,333,041)	(2,403,537,596)
Distributions to shareholders from: Net investment income: Class AARP	(22,101,315)	(34,022,312)
Class S	(21,239,330)	(36,888,673)
Class A	(100,211)	(87,138)
Class B	-	(93)
Class C	-	(162)
Institutional Class	(2)	-
Net realized gains: Class AARP	-	(298,428,127)
Class S	-	(316,124,883)
Class A	-	(509,920)
Fund share transactions: Proceeds from shares sold	378,575,542	662,030,982
Net assets acquired in tax-free reorganization	-	35,225,719
Reinvestment of distributions	39,237,581	622,603,436
Cost of shares redeemed	(1,541,749,661)	(2,534,234,334)
Net increase (decrease) in net assets from Fund share transactions	(1,123,936,538)	(1,214,374,197)
Increase (decrease) in net assets	(2,302,710,437)	(4,303,973,101)
Net assets at beginning of period	6,890,176,215	11,194,149,316
Net assets at end of period (including undistributed net investment income of $1,048,011 at September 30, 2002)	$ 4,587,465,778	$ 6,890,176,215

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 19.08	$ 27.01	$ 27.09
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.17	.01
Net realized and unrealized gain (loss) on investment transactions	(3.91)	(6.36)	(.06)
Total from investment operations	(3.77)	(6.19)	(.05)
Less distributions from: Net investment income	(.13)	(.18)	(.03)
Net realized gains on investment transactions	-	(1.56)	-
Total distributions	(.13)	(1.74)	(.03)
Net asset value, end of period	$ 15.18	$ 19.08	$ 27.01
Total Return (%)	(19.90)	(24.15)	(.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,338	3,416	5,353
Ratio of expenses (%)	.76	.76	.75*
Ratio of net investment income (loss) (%)	.69	.71	.04**
Portfolio turnover rate (%)	52	57	55*
[a] For the period from August 14, 2000 (commencement of sales of Class AARP shares) to September 30, 2000. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Class S
Years Ended September 30,	2002	2001	2000[a]	1999[b]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33	$ 23.23
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.17	.13	.48	.62	.62
Net realized and unrealized gain (loss) on investment transactions	(3.92)	(6.36)	.51	1.11	1.06	6.26
Total from investment operations	(3.78)	(6.19)	.64	1.59	1.68	6.88
Less distributions from: Net investment income	(.13)	(.19)	(.11)	(.51)	(.61)	(.58)
Net realized gains on investment transactions	-	(1.56)	(.20)	(.70)	(2.09)	(2.20)
Total distributions	(.13)	(1.75)	(.31)	(1.21)	(2.70)	(2.78)
Net asset value, end of period	$ 15.17	$ 19.08	$ 27.02	$ 26.69	$ 26.31	$ 27.33
Total Return (%)	(19.91)	(24.14)	2.32**	6.15	6.07	30.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,218	3,434	5,834	6,765	7,582	6,834
Ratio of expenses (%)	.76	.76	.86d*	.80	.74	.76
Ratio of net investment income (loss) (%)	.69	.71	.64*	1.76	2.20	2.31
Portfolio turnover rate (%)	52	57	55*	70	41	22
[a] For the nine months ended September 30, 2000. On February 7, 2000, the Fund changed its fiscal year end from December 31 to September 30.
[b] For the year ended December 31.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was .84%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 19, 2002, the Fund commenced offering Institutional Class shares. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and Institutional Class shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $133,827,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2005 ($407,000), September 30, 2006 ($263,000), September 30, 2007 ($684,000), September 30, 2008 ($1,589,000) and September 30, 2010 ($130,884,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $249,901,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 1,048,011
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (133,827,000)
Unrealized appreciation (depreciation) on investments	$ (692,110,973)

In addition, during the year ended September 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 43,440,858

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $3,281,133,349 and $4,183,252,077, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.45% of the first $14,000,000,000 of the Fund's average daily net assets, 0.425% of the next $2,000,000,000 of such net assets, 0.400% of the next $2,000,000,000 of such net assets and 0.385% of such net assets in excess of $18,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.45% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300%, 0.300%, 0.325%, 0.375%, 0.350% and 0.275% of the average daily net assets for Class AARP, S, A, B, C and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class AARP	$ 9,785,087	$ 585,057
Class S	9,449,271	566,340
Class A	76,388	7,887
Class B	49,583	3,214
Class C	14,045	913
Institutional Class	1	1
	$ 19,374,375	$ 1,163,412

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 99,014	$ 3,577
Class C	30,097	1,244
	$ 129,111	$ 4,821

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 54,860	$ 6,032.23%
Class B	32,556	2,824.25%
Class C	10,032	1,015.25%
	$ 97,448	$ 9,871

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $10,928.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002, the CDSC for Class B and C shares aggregated $43,381 and $13, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $2,055,763 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,928 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	4,610,718	$ 90,898,825	4,891,554	$ 112,745,124
Class S	12,836,074	251,035,048	22,732,556	528,783,650
Class A	1,521,220	30,240,194	751,281	17,593,835*
Class B	230,235	4,475,823	85,175	1,815,418**
Class C	98,838	1,924,652	50,065	1,092,955**
Institutional Class***	57	1,000	-	-
		$ 378,575,542		$ 662,030,982
Shares issued in tax-free reorganization
Class A	-	-	663,683	$ 15,264,853
Class B	-	-	685,719	15,750,507
Class C	-	-	183,296	4,210,359
		$ -		$ 35,225,719
Shares issued to shareholders in reinvestment of distributions
Class AARP	1,065,170	$ 19,636,934	12,585,762	$ 301,444,917
Class S	1,056,852	19,503,533	13,380,730	320,567,169
Class A	5,413	97,112	25,074	591,120*
Class B	-	-	3	68**
Class C	-	-	8	162**
Institutional Class***	-	2	-	-
		$ 39,237,581		$ 622,603,436
Shares redeemed
Class AARP	(30,640,565)	$ (580,185,796)	(36,660,299)	$ (838,337,971)
Class S	(47,686,420)	(924,796,968)	(72,079,337)	(1,681,169,468)
Class A	(1,524,220)	(30,470,883)	(531,276)	(12,372,715)*
Class B	(248,649)	(4,753,815)	(69,850)	(1,469,358)**
Class C	(81,746)	(1,542,199)	(41,893)	(884,822)**
		$ (1,541,749,661)		$ (2,534,234,334)
Net increase (decrease)
Class AARP	(24,964,677)	$ (469,650,037)	(19,182,983)	$ (424,147,930)
Class S	(33,793,494)	(654,258,387)	(35,966,051)	(831,818,649)
Class A	2,413	(133,577)	908,762	21,077,093*
Class B	(18,414)	(277,992)	701,047	16,096,635**
Class C	17,092	382,453	191,476	4,418,654**
Institutional Class***	57	1,002	-	-
		$ (1,123,936,538)		$ (1,214,374,197)

* On December 29, 2000, Class R Shares were redesignated as Class A.
** For the period from December 29, 2000 (commencement of sales of Class B and Class C shares) to September 30, 2001.
*** For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to September 30, 2002

G. Acquisition of Assets

On June 11, 2001, the Fund acquired all of the net assets of Kemper US Growth and Income Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 663,683 Class A shares, 685,719 Class B shares and 183,296 Class C shares of the Fund, respectively, for 1,515,710 Class A shares, 1,580,312 Class B shares and 422,678 Class C shares of the Kemper US Growth and Income Fund, respectively, outstanding on June 18, 2001. Kemper US Growth and Income Fund's net assets at that date ($35,225,719), including $3,114,645 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $8,826,842,117. The combined net assets of the Fund immediately following the acquisition were $8,862,067,836.

Report of Independent Accountants

To the Trustees of Investment Trust and Shareholders of Scudder Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Growth and Income Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 5, 2002

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's year ended September 30, 2002 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Trustee, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Trustee, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Trustee, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	n/a
Joshua Feuerman (37) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, head of international strategies, State Street Global Advisors	n/a
William F. Gadsden (47) Vice President, 1996-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kathleen T. Millard (41) Vice President, 1999-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Jesse Stuart (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to a Scudder fund Board. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of a Scudder fund.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as an officer of the fund on October 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Technology Innovation Fund
Value Funds
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund*
Multicategory/Asset Allocation Funds
Scudder Balanced Fund
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Japanese Equity Fund**
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder GNMA Fund
Scudder High Income Opportunity Fund***
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income Funds
Scudder California Tax-Free Income Fund*
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Index-Related Funds
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund****
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only
** On August 19, 2002, this fund changed its name from Deutsche to Scudder.
*** Formerly Scudder High Yield Opportunity Fund
**** On October 7, 2002, this fund was closed to new investors.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes

Notes

Notes

Notes

Notess